POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of VICTORY PORTFOIOS III, a Delaware statutory trust (the “Trust”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, and Patricia McClain my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this _3rd_ day of July 2026.

/s/ Jefferson C. Boyce

Jefferson C. Boyce

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of VICTORY PORTFOIOS III, a Delaware statutory trust (the “Trust”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, and Patricia McClain my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this _3rd_ day of July 2026.

/s/ Dawn M. Hawley

Dawn M. Hawley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of VICTORY PORTFOIOS III, a Delaware statutory trust (the “Trust”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, and Patricia McClain my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this _3rd_ day of July 2026.

/s/ Daniel S. McNamara

Daniel S. McNamara

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of VICTORY PORTFOIOS III, a Delaware statutory trust (the “Trust”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, and Patricia McClain my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this _3rd_ day of July 2026.

/s/ Richard Y. Newton, III

Richard Y. Newton, III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of VICTORY PORTFOIOS III, a Delaware statutory trust (the “Trust”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, and Patricia McClain my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this _3rd_ day of July 2026.

/s/ Barbara B. Ostdiek

Barbara B. Ostdiek

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of VICTORY PORTFOIOS III, a Delaware statutory trust (the “Trust”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, and Patricia McClain my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this _3rd_ day of July 2026.

/s/ John C. Walters

John C. Walters

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of VICTORY PORTFOIOS III, a Delaware statutory trust (the “Trust”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, and Patricia McClain my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this _6th_ day of July 2026.

/s/ David C. Brown

David C. Brown